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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            NUVERA FUEL CELLS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


              DELAWARE                                  04-3403793
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

           15 Acorn Park
           Cambridge, MA                                  02140
(Address of Principal Executive Offices)                (Zip Code)


If this form relates to the registration     If this form relates to the registration
of a class of securities pursuant to         of a class of securities pursuant to
Section 12(b) of the Exchange Act and is     Section 12(g) of the Exchange Act and is
effective pursuant to General                effective pursuant to General
Instruction A.(c), please check the          Instruction A.(d), please check the
following box. [ ]                           following box. [X]


Securities Act registration statement file number to which this form relates: 333-49500
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                                                                           (If applicable)
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Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                    Name of Each Exchange on Which
     to be so Registered                    Each Class is to be Registered
     -------------------                    ------------------------------
            None                                         None


Securities to be registered pursuant to Section 12(g) of the Act:


                                (Title of Class)
                                ----------------
                          Common Stock, par value $.01


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Item 1: Description of Registrant's Securities to be Registered

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share (the "Common
Stock"), in the Prospectus included in the Registrant's Registration Statement on Form S-1 (Registration No. 333-49500) (the "Registration Statement on Form
S-1") as originally filed with the Securities and Exchange Commission on November 8, 2000, as amended, and the description under the heading
"Description of Capital Stock" relating to the Common Stock in the Registrant's final Prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, are incorporated herein by reference.

Item 2: Exhibits

     The following exhibits have been filed with the Securities and Exchange
Commission:

     Exhibit Number            Description
     --------------            -----------
          3.1*                 Amended and Restated Certificate of Incorporation
          3.2*                 Bylaws
          4.1*                 Form of Common Stock Certificate

* Incorporated by reference to the identically numbered exhibit to the Registration Statement on Form S-1.


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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          Nuvera Fuel Cells, Inc.


                                          By: /s/ Jeffrey M. Bentley
                                             ----------------------------------
                                             Name:  Jeffrey M. Bentley
                                             Title: Senior Vice President

Date: November 22, 2000


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